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                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-68808, 333-57984, 333-79821, 333-70549, 333-43971, 333-37873, 333-17263,
33-57364, 333-4522 and 33-70852 of Compuware Corporation on Form S-8 of our reports dated May 6, 2002, appearing in this Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 2002.


DELOITTE & TOUCHE LLP
June 25, 2002
Detroit, Michigan